                                                                   Exhibit 10.12


                                CREDIT AGREEMENT
                                (Borrowing Base)

THIS CREDIT AGREEMENT (as amended, restated and supplemented from time to time, this "Agreement") by and between PSW TECHNOLOGIES, INC. ("Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") is dated as of November 8, 1996 (the "Effective Date").

1. THE LOANS.

REVOLVING CREDIT NOTE 1.1 Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing Base or $6,500,000.00 (the "Commitment"). Borrower has the right to borrow, repay and reborrow the Loans. Each Loan and each repayment must be at least the minimum amount required in the Note. The Loans may only be used for financing Borrower's working capital needs. Chapter 15 of the Texas Credit Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"). "Termination Date" means the earlier of: (a) November 8, 1997; or (b) the date specified by Bank pursuant to Section 6.1 hereof.

BORROWING BASE 1.2 The Borrowing Base will be the amount shown as the BORROWING BASE on the most recent Borrowing Base Report, subject to verification by Bank and calculated using the eligibility criteria, borrowing base factors and dollar ceilings for various components specified in the attached Exhibit A, incorporated herein by reference.

REQUIRED PAYMENT 1.3 If the unpaid amount of the Loans at any time exceeds the Borrowing Base then in effect, Borrower must make a payment on the Note in an amount sufficient to reduce the unpaid principal balance of the Note to an amount no greater than the Borrowing Base. Such payment shall be accompanied by any prepayment charge required by the Note and shall be due concurrently with the Borrowing Base Report.

COMMITMENT FEE; TERMINATION 1.4 Borrower will pay a commitment fee (computed on the basis of a year comprised of 360 days of 3/16% per annum on the daily average difference between the Commitment and the principal balance of the Note, from the date hereof to the Termination Date. The Commitment fee shall be computed, and be due and payable, quarterly in arrears. Borrower shall be entitled, upon delivery of 30 days advance written notice to Bank, to terminate its use of the unused portion of the Commitment as of the effective date of such notice. Upon the effective date of such notice of termination, accrual of the commitment shall cease; Borrower shall thereupon not have the right to borrow or reborrow new Loans under the Commitment (notwithstanding anything in this Agreement or the other Loan Documents to the contrary); and the amount of such fee accrued through the effective date of such termination shall be immediately due and payable.

CAPITAL ADEQUACY 1.5 With respect to any Loan bearing interest at the LIBOR Rate, if Bank determines after the date of this Agreement that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to any Loan bearing interest at the LIBOR Rate and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

2. CONDITIONS PRECEDENT.

ALL LOANS 2.1 Bank is not obligated to make any Loan unless: (a) Bank has received the following, duly executed and in Proper Form: (1) a Request for Loan, substantially in the form of Exhibit B, within the time required in the Note; provided, however, Bank may accept and act upon verbal advance requests received from Borrower's representative reasonably believed by Bank to be authorized to make such requests; (2) a Borrowing Base Report within the time required by this Agreement; and (3) such other documents as Bank reasonably may require; (b) no Event of Default exists; and (c) the making of the Loan is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement. If Bank fails to make Loans solely on the basis of clause (c) of the preceding sentence, then during the period that such clause (c) applies, the commitment fee provided for in section 1.4 shall not accrue.

FIRST LOAN 2.2 In addition to the matters described in the preceding section, Bank will not be obligated to make the first Loan unless Bank has received all of the Loan Documents specified in Annex I in Proper Form.

3. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Agreement and to make the Loans, Borrower represents and warrants as of the Effective Date that each of the following statements is true and correct:

ORGANIZATION AND STATUS 3.1 Borrower and each Subsidiary of Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable. Borrower has no Subsidiary other than those listed on Annex II and each Subsidiary is owned by Borrower in the percentage set forth on Annex II.

FINANCIAL STATEMENTS 3.2 All financial statements delivered to Bank are complete and correct and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP"), the financial condition and the results of operations of Borrower and each Subsidiary of Borrower as at the dates and for the periods indicated. No material adverse change has occurred in the assets, liabilities, financial condition, business or affairs of Borrower or any Subsidiary of Borrower since the dates of such financial statements. Neither Borrower nor any Subsidiary of Borrower is subject to any instrument or agreement materially and adversely affecting its financial condition, business or affairs. Each of the foregoing representations and warranties is subject to the following qualifications: (a) the unaudited interim Income Statement of Pencom Software ("Pencom Software") (a Division of Pencom Systems Incorporated ("PSI")) for the month and eight months ended August 31, 1996 delivered


                                Page 1 of 7 Pages

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

to the Bank was prepared in a manner substantially similar with the preparation of the audited financial statements of Pencom Software for the years ended December 31, 1995 and December 31, 1994, except that the unaudited interim income statement is subject to normal year-end audit adjustments including, but not limited to, bonus accruals and non-cash charges related to stock option transactions; and (b) no material adverse change has occurred in the assets, liabilities financial condition, or business affairs of Pencom Software since the date of the financial statements referred to in the preceding clause (a) except that on October 1, 1996 certain but not all of the assets and liabilities, and an assignment of an interest in Pencom Software accounts receivable, were contributed to Borrower by PSI.

ENFORCEABILITY 3.3 The Loan Documents are legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Borrower; do not and will not violate any Legal Requirement, the Organizational Documents of the Borrower or any agreement or instrument binding or affecting the Borrower or any of its Property.

COMPLIANCE 3.4 Borrower and each Subsidiary of Borrower has filed all applicable tax returns and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith and for which adequate reserves have been established. Borrower and each Subsidiary of Borrower is in compliance with all applicable Legal Requirements and manages and operates (and will continue to manage and operate) its business in accordance with good industry practices. Neither Borrower nor any Subsidiary of Borrower is in default in the payment of any other indebtedness or under any agreement to which it is a party. The Parties have obtained all consents of and registered with all Governmental Authorities or other Persons required to execute, deliver and perform the Loan Documents.

LITIGATION 3.5 Except as previously disclosed to Bank in writing, there is no litigation or administrative proceeding pending or, to the knowledge of Borrower, threatened against, nor any outstanding judgment, order or decree affecting Borrower or any Subsidiary of Borrower before or by any Governmental Authority which, if determined adversely to Borrower, would have a material adverse effect on Borrower's business or financial condition.

TITLE AND RIGHTS 3.6 Borrower and each Subsidiary of Borrower has good and marketable title to its Property, free and clear of any Lien except for Liens permitted by this Agreement and other Loan Documents. Except as otherwise expressly stated in the Loan Documents or permitted by this Agreement, the Liens of the Loan Documents will constitute valid and perfected first and prior Liens on the Property described therein, subject to no other Liens whatsoever. Borrower and each Subsidiary of Borrower possess all permits, licenses, patents, trademarks and copyrights required to conduct its business. All easements, rights-of-way and other rights necessary to maintain and operate Borrower's Property have been obtained and are in full force and effect.

REGULATION U; BUSINESS PURPOSES 3.7 None of the proceeds of any Loan will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. All Loans will be used for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use or primarily for agriculture purposes as such terms are used in Chapter One of the Texas Credit Code.

ENVIRONMENT 3.8 Borrower and each Subsidiary of Borrower have complied with applicable Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them). Neither Borrower nor any Subsidiary of Borrower has any material contingent liability for non-compliance with environmental or hazardous waste laws. Neither Borrower nor any Subsidiary of Borrower has received any notice that it or any of its Property or operations does not comply with, or that any Governmental Authority is investigating its compliance with, any environmental or hazardous waste laws.

INVESTMENT COMPANY ACT/PUBLIC UTILITY HOLDING COMPANY ACT 3.9 Neither Borrower nor any Subsidiary of Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

STATEMENTS BY OTHERS 3.10 All material written statements and information provided by or on behalf of Borrower, any Subsidiary of Borrower or any other of the Parties in connection with any Loan Document constitute the representations and warranties of Borrower hereunder.

4. AFFIRMATIVE COVENANTS. Borrower agrees to do, and if necessary causes to be done, and cause its Subsidiaries to do, each of the following:

CORPORATE FUNDAMENTALS 4.1 (a) Pay when due all taxes and governmental charges of every kind upon it or against its income, profits or Property, unless and only to the extent that the same shall be contested in good faith and adequate reserves have been established therefor; (b) Renew and keep in full force and effect all of its licenses, permits and franchises as may be reasonably necessary to conduct its business properly and efficiently; (c) Do all things necessary to preserve its corporate existence and its qualifications and rights in all jurisdictions where such qualification is necessary or desirable; (d) Comply with all applicable Legal Requirements; and (e) Protect, maintain and keep in good repair its property and make all replacements and additions to its Property as may be reasonably necessary to conduct its business properly and efficiently.

INSURANCE 4.2 Maintain insurance with such reputable financially sound insurers, on such of its Property and personnel, in such amounts and against such risks as is customary with similar Persons or as may be reasonably required by Bank, and furnish Bank satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions of the other Loan Documents. Bank must be named as a beneficiary, loss payee or additional insured of such insurance as its interest may appear and Borrower must provide Bank with copies of the policies of insurance and a certificate of the insurer that the insurance required by this section may not be canceled, reduced or affected in any manner without 30 days' prior written notice to Bank.


                                Page 2 of 7 Pages

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

FINANCIAL INFORMATION/BORROWING BASE REPORT 4.3 Furnish to Bank in Proper Form
(i) the financial statements prepared in conformity with GAAP on consolidated and consolidating bases and the other information described in, and within the times required by, Exhibit C, Reporting Requirements, Financial Covenants and Compliance Certificate attached hereto and incorporated herein by reference;
(ii) the Borrowing Base Report substantially in the form of, and within the time required by, Exhibit A along with the other information required by Exhibit A to be submitted; (iii) within the time required by Exhibit C, Exhibit C signed and certified by the chief financial officer or president of Borrower; (iv) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan; (v) copies of special audits, studies, reports and analyses prepared for the management of Borrower by outside parties and (vi) such other information relating to the financial condition and affairs of the Borrower and guarantors and their Subsidiaries as Bank may request from time to time in its discretion.

MATTERS REQUIRING NOTICE 4.4 Notify Bank immediately, upon acquiring knowledge of (a) the institution or threatened institution of any lawsuit of administrative proceeding which, if adversely determined, might materially adversely affect Borrower; (b) any material adverse change in the assets, liabilities, financial condition, business or affairs of Borrower; (c) any Event of Default; or (d) any reportable event or any prohibited transaction in connection with any employee benefit plan.

INSPECTION 4.5 Permit Bank and its affiliates to inspect and photograph its Property, to examine and copy its files, books and records, and to discuss its affairs with its officers and accountants, at such times and intervals and to such extent as Bank reasonably desires.

ASSURANCE 4.6 Promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Bank may request to cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of the agreements set forth or intended to be set forth in the Loan Documents.

CERTAIN CHANGES 4.7 Notify Bank at least 30 days prior to the date that any of the Parties changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

EXHIBIT C 4.8 Comply with each of the other affirmative covenants set forth in Exhibit C.

5. NEGATIVE COVENANTS. The Borrower will not, and no Subsidiary of Borrower will, without the prior written consent of the Bank, which Bank shall be entitled to withhold in its sole and absolute discretion (Bank agreeing that it will respond in writing to each written request for such consent with reasonable promptness):

INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise, unless there is a permitted amount in Exhibit C, except: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; and (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms.

LIENS 5.2 Create or permit to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other Property, unless as permitted in Exhibit C, except: (a) Liens, not for borrowed money, arising in the ordinary course of business; (b) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) Liens in effect on the date hereof and disclosed to Bank in writing, so long as neither the principal indebtedness secured thereby nor the Property covered thereby increases; and (d) Liens in favor of Bank, or otherwise approved in writing by Bank. Notwithstanding anything to the contrary herein, Borrower will not, and no Subsidiary of Borrower will permit any Lien on any inventory that secures the Loans unless Bank shall provide Borrower with Bank's prior written consent.

FINANCIAL AND OTHER COVENANTS 5.3 Fail to comply with the required financial covenants and other covenants described, and calculated as set forth, in Exhibit
C. Unless otherwise provided on Exhibit C, all such amounts and ratios will be calculated: (a) on the basis of GAAP; and (b) on a consolidated basis. Compliance with the requirements of Exhibit C will be determined as of the dates of the financial statements to be provided to Bank.

CORPORATE CHANGES 5.4 RESTRICTED PAYMENTS 5.5 In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation; (c) sell or dispose of any interest in any of its Subsidiaries, or permit any of its Subsidiaries to issue any additional equity other than to Borrower; (d) sell, convey or lease all or any substantial part of its assets, except for sale of inventory in the ordinary course of business; or (e) permit any change in ownership of Borrower affecting more than 49% of the stock ownership of Borrower (as of the Effective Date).

RESTRICTED PAYMENTS 5.5 Unless otherwise permitted on Exhibit C, at any time:
(a) redeem, retire, or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest; (b) declare or pay any dividend (except stock dividends and dividends paid to Borrower); or (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such.

NATURE OF BUSINESS; MANAGEMENT 5.6 Substantially change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged, or permit any material change in its management (which shall be understood to have occurred if more than one of the persons who are President, Chief Financial Officer and the Controller of the Borrower are changed).

AFFILIATE TRANSACTIONS 5.7 Enter into any transaction or agreement with any Affiliate except upon terms substantially similar to those obtainable from wholly unrelated sources.

SUBSIDIARIES 5.8 Form, create or acquire any Subsidiary; except that Borrower shall be permitted to do any of the foregoing with the prior written consent of the Bank, which consent shall not be unreasonably delayed or withheld, if in advance of or


                                Page 3 of 7 Pages

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

substantially simultaneously with such action such Subsidiary shall execute a continuing guaranty of the Obligations in Proper Form.

6. EVENTS OF DEFAULT AND REMEDIES.

EVENTS OF DEFAULT 6.1 Each of the following is an "Event of Default":

(a) Any Obligor fails to pay any principal of or interest on the Note or any other obligation under any Loan Document as and when due; or

(b) Any Obligor or any Subsidiary of Borrower fails to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation (which shall not include any capital lease) in excess of $25,000.00, or fails to observe or perform any term, covenant or agreement contained in any agreement with respect to any such obligation; or

(c) Any representation or warranty made in connection with any Loan Document was incorrect, false or misleading when made; or

(d) Any Obligor violates any covenant contained in any Loan Document; or

(e) An event of default occurs under any other Loan Document and any cure or grace period with respect to such default has elapsed with such default continuing; or

(f) Final judgment for the payment of money over $100,000.00 is rendered against Obligor or any Subsidiary of Borrower and remains undischarged for a period of 30 days during which execution is not effectively stayed; or

(g) The sale, encumbrance or abandonment (except as otherwise expressly permitted by this Agreement or another Loan Document) of any of the Collateral or the making of any levy, seizure, garnishment, sequestration or attachment thereof or thereon; or the uninsured loss, theft, substantial damage, or destruction of any material portion of such Property; or

(h) Any order is entered in any proceeding against Borrower or any Subsidiary of Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or

(i) Any Obligor or any subsidiary of Borrower makes a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against any Obligor or any Subsidiary of Borrower and the Obligor or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of any Obligor or any subsidiary of Borrower or granting relief to any Obligor or any subsidiary of Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or any Obligor or any subsidiary of Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or level; or

(j) Any Obligor or any Subsidiary of Borrower conceals or removes any part of its Property, with intent to hinder, delay or defraud any of its creditors; (A) makes or permits a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (B) makes any unscheduled transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

(k) A material adverse change occurs in the assets, liabilities or financial condition of any Obligor, or any Subsidiary of Borrower, which is reasonably related to such Obligor's ability to perform its obligations under the Loan Documents and/or its ability to avoid any Event of Default; or

(l) Any change occurs in the ownership of Borrower other than as expressly permitted by this Agreement; or

(m) Any Obligor that is not an individual dissolves.

RIGHTS AND REMEDIES 6.2 If any Event of Default defined in Section 6.1 occurs, then Bank may do any or all of the following: (1) declare the Obligations to be immediately due and payable without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to any Obligor, terminate the Commitment and accelerate the Termination Date; (3) set off, in any order, against the indebtedness or Borrower under the Loan Documents any debt owing by Bank to Borrower (whether such debt is owed individually or jointly), including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise.

CURE PERIOD FOR CERTAIN EVENTS OF DEFAULT 6.3 Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the Bank shall not take the actions described in section 6.2 during the Cure Period (as defined hereinafter), with respect to: (i) any Event of Default described in section 6.1(a) or (b) which consists of delay in making a payment of money; or
(ii) an Event of Default described in section 6.1(b) or (d) which consists of delay in delivering reports or documents; or (iii) an Event of Default described in section 6.1(d) which consists of a curable failure to maintain a financial covenant set out in Exhibit C Part C. With respect to an Event of Default described in clause (i) of the preceding sentence, the "Cure Period" shall be 5 business days beginning on the first day of the Event of Default. With respect to an Event of Default described in clause (ii) or (iii) of the first sentence of this section, the "Cure Period" shall be 15 calendar days beginning on the first day of the Event of Default. This section 6.3 shall be void and of no effect unless Borrower shall, to the extent Borrower has actual knowledge thereof, provide prompt notices to Bank (in writing if requested by the Bank) of
(x) the occurrence or expected occurrence of such Event of Default, with a certification to Bank of Borrower's good faith expectation that such Event of Default shall be cured by Borrower before the end of the Cure Period; and (y) the occurrence of Borrower's cure of the Event of Default before the end of the Cure Period. During the Cure Period, an Event of Default shall be deemed to have occurred and be continuing until actually cured by Borrower, for all purposes including without limitation section 2.1(b) hereof. If the Event of Default is not cured before the end of the Cure Period, Bank shall have all of the rights described in Section 6.2 and each of the other Loan Documents without any restriction imposed by this section whatsoever. This section shall not restrict the Bank from taking any remedy with respect to any Event of Default not specified in the first sentence of this section.

REMEDIES CUMULATIVE 6.4 No remedy, right or power of Bank is exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all remedies, rights and powers are cumulative.

7. MISCELLANEOUS.

NO WAIVER 7.1 No waiver of any default or Event of Default will be a waiver of any other default or Event of Default. No failure to exercise or delay in exercising any right or power under any Loan Document will be a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. The making of any Loan during either the existence of any default or Event of Default, or subsequent to the occurrence of an Event of Default will not be a waiver of any such default or Event of Default. No amendment, modification or waiver of any


                                Page 4 of 7 Pages

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

Loan Document will be effective unless the same is in writing and signed by the Person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any Person shall entitle any Person to any other or further notice or demand in similar or other circumstances.

NOTICES 7.2 All notices required under the Loan Documents shall be in writing and either delivered against receipt therefor, or mailed by registered or certified mail, return receipt requested, in each case addressed to the address shown on the signature page hereof or to such other address as a party may designate. Except for the notices required by SECTION 2.1, which shall be given only upon actual receipt by Bank, notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day).

GOVERNING LAW/ARBITRATION 7.3 (a) UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT IS GOVERNED BY TEXAS LAWS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. To the maximum extent permitted by law, any controversy or claim arising out of or relating to the Loans or any Loan Document, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan or Loan Documents (either before or after the commencement of judicial proceedings), be settled by mandatory and binding arbitration in accordance with the Commercial Arbitration rules of the American Arbitration Association (the "AAA RULES") and pursuant to Title 9 of the United States Code, or if Title 9 does not apply, the Texas General Arbitration Act.
In any arbitration proceeding:   (i) all statutes of limitations which would
otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in the city in which the office of Bank originating the Loans is located by a single arbitrator if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy (including but not limited to all charges, principal, interest fees and expenses) is over $1 million. Arbitrators are empowered to resolve any controversy by summary rulings substantially similar to summary judgments and motions to dismiss. Arbitrators may order discovery conducted in accordance with the Federal Rules of Civil Procedures. All arbitrators will be selected by the process of appointment from a panel, pursuant to the AAA Rules. Any award rendered in the arbitration proceeding will be final and binding, and judgment upon any such award may be entered in an court having jurisdiction.
(b) If any party to the Loan or Loan Documents files a proceeding in any court to resolve any controversy or claim, such action will not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section or that of any other claim or controversy, and the court shall, upon motion of any party to the proceeding, direct that the controversy or claim be arbitrated in accordance with this Section.
(c) No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Loan Documents before, during or after any arbitration proceeding to: (i) exercise self-help remedies including but not limited to setoff or repossession; (ii) foreclose any Lien on or security interest in any Collateral; or (iii) obtain relief from a court of competent jurisdiction or prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or Collateral including, but not limited to attachments, garnishments, sequestrations, appointments of receivers, injunctions or other relief to preserve the status quo.
(d) To the maximum extent permitted by applicable law and the AAA Rules, neither Bank nor any Obligor or any Affiliate, officer, director, employee, attorney, or agent of either shall have any liability with respect to, and Bank and each Obligor waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental and consequential damages suffered or incurred by such Person in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents. Each of Bank and each Obligor waives, releases, and agrees not to sue each other or any of their Affiliates, officers, directors, employees, attorneys, or agents for consequential or punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any
of the other Loan Documents.   Nothing contained herein, however, shall be
construed as a waiver of any Obligor's or the Bank's right to compel arbitration of disputes pursuant to subparagraphs (a) and (b), above.
(e) Nothing herein shall be considered a waiver of the right or protections afforded Bank by 12 U.S.C. 91, Texas Banking Code Art. 342-609 or any similar statute.
(f) Each party agrees that any other party may proceed against any other liable Person, jointly or severally, or against one or more of them, less than all, without impairing rights against any other liable Persons. A party shall not be required to join the principal Obligor or any other liable Persons (e.g. sureties or guarantors) in any proceeding against any Person. A party may release or settle with one or more liable Persons as the party deems fit without releasing or impairing right to proceed against any Persons not so released.

SURVIVAL; PARTIES BOUND; TERM OF AGREEMENT 7.4   All representations,
warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of Borrower and will benefit the successors and assigns of the Bank; PROVIDED that Bank's agreement to make Loans to Borrower will not insure to the benefit of any successor or assign of Borrower. Except as otherwise provided herein, the term of the Agreement will be until the later of the final maturity of the Note and the full and final payment of all Obligations and all amounts due under the Loan Documents.

DOCUMENTARY MATTERS 7.5 This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument. The headings and captions in the Loan Documents have been included solely for convenience and should not be considered in construing the Loan Documents. If any provision of any Loan Document is invalid, illegal or unenforceable in any respect under any applicable law, the remaining provisions will remain effective. The Loans and all other obligations and indebtedness of Borrower to Bank are entitled to the benefit of the Loan Documents.

EXPENSES 7.6 Upon the execution of this Agreement, Borrower agrees to pay Bank a $5,000.00 fee for all pre-closing expenses including Bank's field audit and Bank's legal fees for preparation, negotiation and handling of this Agreement. Following the execution of this Agreement, Borrower agrees to pay on demand all out-of-pocket expenses (including, without limitation the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loans. The obligations of the Borrower under this and the following section will survive the termination of this Agreement.

INDEMNIFICATION 7.7 Borrower agrees to indemnify, defend and hold bank harmless from and against any and all loss, liability, obligations, damage, penalty, judgment, claim, deficiency and expense (including interest, penalties, attorneys'






                                Page 5 of 7 Pages

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

fees and amounts paid in settlement) (each, a "Claim") to which Bank may become subject arising out of or based upon the Loan Documents, or any Loan, including that resulting from Bank's own negligence, except and to the extent caused by Bank's gross negligence or willful misconduct. To the extent any Claim is one to which Borrower is not a party, Bank agrees that (a) it shall provide Borrower written notice within 30 days of the date that the Bank has actual knowledge that a Claim has been made; and (b) upon receipt by Bank of Borrower's confirmation in Proper Form that the Claim is indemnified and that Borrower will honor the indemnity, Bank shall (i) not compromise or settle such Claim without Borrower's consent, which shall not be unreasonably withheld, and (ii) agree to be represented by legal counsel mutually reasonably acceptable to Borrower and Bank.

USURY NOT INTENDED 7.8 Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to any applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on any unpaid principal amount of the Note or any other Loan Document. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Note in determining whether interest exceeds lawful amounts.

NO COURSE OF DEALING 7.9 NO COURSE OF DEALING BY BORROWER WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER INTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.

8. DEFINITIONS.

Unless the context otherwise requires, capitalized terms used in Loan Documents and not defined elsewhere shall have the meanings provided by GAAP, except as follows:

Account Debtor means any person in any way obligated on or in connection with any Account.

Affiliate means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Persons; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Bank is not under any circumstances to be deemed an Affiliate of Borrower or any of its Subsidiaries.

Authority Documents means certificates of authority to transact business, certificates of good standing, borrowing resolutions (with secretary's certificate), secretary's certificates of incumbency, and other documents which empower and enable Borrower or its representatives to enter into agreements evidenced by Loan Documents or evidence such authority.

Business Day means a day when the main office of Bank is open for the conduct of commercial lending business.

Collateral means all Property, tangible or intangible, real, personal or mixed, now or hereafter subject to Security Documents, or intended to be.

Corporation means corporations, partnerships, limited liability companies, joint ventures, joint stock associations, associations, banks, business trusts and other business entities.

Debt means all revolving, term and other interest and non-interest bearing debt from banks and other financial institutions excluding accounts payable and other accruals.

EBITDA means Borrower's earnings before interest, taxes, depreciation, amortization and other Specified Non-Cash Charges.

Government Accounts means receivables owed by the U.S. government or by the government of any state, county, municipality, or other political subdivision as to which Bank's security interest or ability to obtain direct payment of the proceeds is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended.

Governmental Authority means any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Bank or any Obligor, or any Subsidiary of Borrower or their respective Property.

Highest Lawful Rate means the maximum nonusurious rate of interest permitted to be charged by applicable Federal or Texas law (whichever permits the highest lawful rate) from time to time in effect. If Chapter One of the Texas Credit Code establishes the Highest Lawful Rate, the Highest Lawful Rate is the "indicated rate ceiling" as defined in that Chapter.

Indebtedness means and includes (a) all items which in accordance with GAAP would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); it being understood that operating lease obligations and other such obligations which under GAAP do not appear as liabilities on Borrower's balance sheet are not Indebtedness; (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined, in Property owned subject to such Lien, whether or not the Indebtedness secured thereby has been assumed.

Legal Requirement means any law, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, and Governmental Authority.

Lien shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.

Loan Documents means this Agreement, the agreements, documents, instruments and other writings contemplated by this Agreement or listed on Annex I, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to the Bank pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

Obligations means all principal, interest and other amounts which are or become owing under this Agreement, the Note or any other Loan Document.

Obligor means each Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

Organizational Documents means, with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the articles of organization, regulations and other documents establishing such entity, with respect to a partnership, joint venture, or trust, the agreement, certificate or instrument establishing such entity; in each case including all modifications and supplements thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are consented to by Bank.

Parties means all Persons other than Bank executing any Loan Documents.


                                Page 6 of 7 Pages

Credit Agreement (With Borrowing Base) November 8, 1996
PSW TECHNOLOGIES, INC.

Person means any individual, Corporation, trust, unincorporated organization, Governmental Authority or any other form of entity.

Proper Form means in form and substance satisfactory to the Bank.

Property means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

Security Documents means those Security Agreements listed on Annex I and all supplements, modifications, amendment, extensions thereof and all other agreements hereafter executed and delivered to Bank to secure the Loans.

Specified Non-Cash Charges means all non-cash charges to the Borrower's income statement (not reflected as depreciation or amortization) (a) resulting from stock option transactions; or (b) as agreed in writing by Bank in its sole discretion, upon Borrower's request.

Subordinated Debt means any Indebtedness subordinated to Indebtedness due Bank pursuant to a written subordination agreement in Proper Form by and among Bank, subordinated creditor and Borrower which at a minimum must prohibit: (a) any action by subordinated creditor which will result in an occurrence of an Event of Default or default under this Agreement, the subordination agreement or the subordinated Indebtedness; and (b) upon the happening of any Event of Default or default under any Loan Document, the subordination agreement, or any instrument evidencing the subordinated Indebtedness (i) any payment of principal and interest on the subordinated Indebtedness; (ii) any act to compel payment of principal or interest on subordinated Indebtedness; and (iii) any action to realize upon any Property securing the subordinated Indebtedness.

Subsidiary means, as to a particular parent Corporation, any Corporation of which 50% or more of the indicia of equity rights is at the time directly or indirectly owned by such parent Corporation or by one or more Persons controlled by, controlling or under common control with such parent Corporation.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BORROWER:      PSW TECHNOLOGIES, INC.

By:       /s/W. Frank King
    ----------------------------------------------------------------------------

Name:     W. Frank King
      --------------------------------------------------------------------------

Title:    CEO & President
       -------------------------------------------------------------------------

Address:  9050 Capital of TX Hwy  Austin TX
         -----------------------------------------------------------------------


BANK:          TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:       /s/Ralph T. Beasley
    ----------------------------------------------------------------------------

Name:     Ralph T. Beasley
      --------------------------------------------------------------------------

Title:    Vice President
       -------------------------------------------------------------------------


EXHIBITS:                                              ANNEXES:

     A    Borrowing Base Report                        I    Loan Documents
     B    Request for Loan                             II   Subsidiaries
     C    Reporting Requirements, Financial
            Covenants, and Compliance Certificate


                                Page 7 of 7 Pages

             SECURITY AGREEMENT -- ACCOUNTS AND GENERAL INTANGIBLES
                                  ("Agreement")


PSW TECHNOLOGIES, INC.
9050 Capital of Texas Highway North, Austin, Travis County, Texas 78759
("Debtor")

TEXAS COMMERCE BANK NATIONAL ASSOCIATION
700 Lavaca, P.O. Box 550, Austin, Travis County, Texas 78701-0001 ("Secured Party"), agree as follows:

1. DEFINITIONS. (a) "Collateral" means all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all accounts, instruments, negotiable documents, and chattel paper. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit, endorsement, surety agreement, guaranty, interest rate swap, or other derivative produce, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the lesser of the Prime Rate plus three percent (3%) or the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law. (d) "Proceeds" means the rights and interests of Debtor in goods, the sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. (g) "Prime Rate" means the rate of interest per annum determined from time to time by the Secured Party as its prime rate in effect at its principal office in Houston, Texas and thereafter entered in the minutes of its Loan and Discount Committee; each change in the Prime Rate shall be effective on the date such change is determined; without special notice to the Debtor or any other person or entity. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER AND ANY STATEMENT, REPRESENTATION OR WARRANTY IN THAT REGARD OR TO THAT EFFECT IS EXPRESSLY DISCLAIMED BY SECURED PARTY.

2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

3. DEBTOR'S REPRESENTATIONS AND WARRANTIES. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the payment terms of any Account without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) After the occurrence and during the continuation of an Even of Default (with respect to which, if subject to a Cure Period, such Cure Period has ended with such default uncured), Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has the power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse affect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make text verifications of the Collateral.

5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

6. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all out-of-pocket costs and expenses and all costs and expenses customarily charged by Bank to similarly-situated Debtors, of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expense of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by those chapters.

7. DEFAULT. "Event of Default" shall have the same meaning as that set out in the Credit Agreement between Debtor and Secured Party of even date herewith. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

8. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waiving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonably, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreements included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshaling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

9. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until the Secured Party executes and delivers to Debtor a written termination statement.
(b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) This Agreement is governed by the laws of the State of Texas. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's failure to execute this Agreement will not invalidate this Agreement.

This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Effective as of November 8, 1996.

DEBTOR   PSW TECHNOLOGIES, INC.:

By:       /s/W. Frank King                   Date: Nov. 8, 1996
    ----------------------------------             ------------

Name:     W. Frank King
      --------------------------------

Title:    CEO & President
       -------------------------------


SECURED PARTY: TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:       /s/Ralph T. Beasley
    ----------------------------------

Name:     Ralph T. Beasley
      --------------------------------

Title:    Vice President
       -------------------------------

                                    EXHIBIT A

                              BORROWING BASE REPORT

Borrowing Base Report for Period Beginning: __________ and Ending _________ ("Current Period") required by the Credit Agreement dated the Effective Date (as amended, restated, and supplemented from time to time, the "Agreement") by and between PSW TECHNOLOGIES, INC. and Texas Commerce Bank National Association

--------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN 30 DAYS OF THE LAST DAY OF EACH CALENDAR MONTH. BORROWER MUST PROVIDE THE FOLLOWING ALONG WITH THE BORROWING BASE REPORT; ACCOUNTS RECEIVABLE AGINGS AND LISTING
--------------------------------------------------------------------------------

     1.   Total Accounts as of the end of the Current Period                      $_________
          Ineligible Accounts as of the end of the Current Period:

     2.   That portion (e.g., invoice) of all of the Accounts
          of any Account Debtor where the Account is more than
          110 days from invoice date                                  $_________

     3.   All of the Accounts, not already included in Line 2,
          of any Account Debtor if 20% of the dollar amount of all
          of the Accounts of such Account Debtor are more than
          110 days from invoice date                                  $_________

     4.   Intercompany and Affiliate Accounts                         $_________

     5.   Governmental Accounts [Governmental Accounts means
          receivables owed by the U.S. government or by the
          government of any state, county, municipality, or
          other political subdivision as to which Bank's
          security interest or ability to obtain direct payment
          of the proceeds is governed by any federal or state
          statutory requirements other than those of the Uniform
          Commercial Code, including, without limitation,
          the Federal Assignment of Claims Act of 1940,
          as amended.]                                                $_________

     6.   Foreign Accounts (unless secured by a letter
          of credit issued by a bank satisfactory to
          the Bank or covered by Credit insurance
          satisfactory to Bank)                                       $_________

     7.   Accounts subject to any dispute or set-off or contra
          account (including, but not limited to, accounts subject
          to deferred revenue liability, royalty liability and
          customer payable liability)                                 $_________

     8.   Accounts associated with fixed price contracts in
          excess of the lesser of: 20% of the Borrowing Base;
          or (ii) $1,000,000.00                                       $_________

     9.   Other Ineligible Accounts                                   $_________

     10.  Total Ineligible Accounts for the Current Period                        $_________
          (Add Lines 2 through 9)

     11.  Total Eligible Accounts for the Current Period                          $_________
          (Line 1 - Line 10)

     12.  Plus: Borrower's interest in "Receivables" as defined and provided for in the Accounts Receivables Agreement dated
          October 1, 1996 between Borrower and PSI, and collaterally assigned to Bank in Proper Form (not to exceed $2,000,000.00);
          provided, after 12/31/96, no credit shall be allowed on the
          Borrowing Base for any such Accounts)                                   $_________

     13.  Adjusted Total Eligible Accounts for the Current Period                 $_________
          (Line 1 - Line 10)

     14.  Multiplied by: Borrowing Base Factor                                    85%

     15.  Equals: BORROWING BASE as of
          the end of the Current Period                                           $_________

     16.  Less: Aggregate principal amount outstanding under the Note
          as of the end of the Current Period:                                    $_________

     17.  Equals: amount available for borrowing subject to the terms of the Agreement (including, but not limited to, the
          maximum amount of the Commitment ($6,500,000.00), if
          positive; or amount due, if negative:                                   $_________

The term "Accounts shall have the meaning as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. "Other Ineligible Accounts" shall mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank, all Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of the Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

For all invoices billed on or after December 1, 1996: (a) invoices in an amount greater than $100,000.00 shall not be included in the Borrowing Base unless Borrower has a letter of engagement in Proper Form relating thereto; and (b) invoices of an amount greater than $100,000.00 associated with specific milestone event(s) on fixed price contracts shall not be included in the Borrowing Base for more than the sixty (60) day period immediately following the invoice billing date unless Borrower has received a letter of acceptance therefor in Proper Form within the above-described sixty (60) day period.


Borrowing Base Report         EXHIBIT A  Page 1 of 1

Further, for all invoices of an amount greater than $100,000.00, if: (a) Borrower's ratio of Total Funded Liabilities to EBITDA exceeds the maximum of 1.75:1.0 beginning September 30, 1996 and reverting back to 1.50:1.0 beginning March 31, 1997; and/or (b) the Dilution Ratio (Cumulative Dilution Amount/Cumulative Receivables Billed) over a three (3) month rolling average, tested monthly, exceeds 2.00% (Dilution would include all negative adjustments to Borrower's accounts receivable excluding negative adjustments associated solely with any Account Debtor's inability to pay solely for financial reasons); then these invoice(s) shall not be included in the Borrowing Base unless Borrower has obtained written acceptance in Proper Form from the Account Debtor that services have been rendered.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

     Borrower:      PSW TECHNOLOGIES, INC.

     By: _______________________________________________________________________

     Name: _____________________________________________________________________

     Title: ____________________________________________________________________

     Address: __________________________________________________________________

     Date: _____________________________________________________________________


Borrowing Base Report         EXHIBIT A  Page 2 of 2

                                    EXHIBIT B

                                REQUEST FOR LOAN

                             Letterhead of Borrower



Texas Commerce Bank National Association
700 Lavaca
P.O. Box 550
Austin, Texas 78789-0001

Re:  Request for Loan under Agreement


Attention: Ralph Beasley

Gentlemen:

     This letter confirms our oral or telephonic request of __________, 19___, for a Loan in accordance with that certain Credit Agreement (as amended, restated and supplement from time to time, the "Agreement") dated as of the Effective Date between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

     The proposed Loan is to be in the amount of $__________ and is to be made on __________, 19___, which is a Business Day. The proceeds of the proposed Loan should be (check one:) |_| deposited into account number __________ with the Bank; or |_| ___________________________________________________________. The
proposed Loan should bear interest at the (check one:)

     |_|  Effective LIBOR Rate; or

     |_|  Effective Alternate Base Rate.

     The undersigned hereby certifies that:

     (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct on and as of this date as though made on this date.

     (2) The proposed Loan complies with all applicable provisions of the Agreement.

     (3)  No Event of Default has occurred and is continuing.


                                        Sincerely,
                                        PSW TECHNOLOGIES, INC.

                                        By: _____________________________

                                        Name: ___________________________

                                        Title: __________________________


                             EXHIBIT B  Page 1 of 1

                         EXHIBIT C to Agreement between
                     PSW Technologies, Inc. ("Borrower") and
                Texas Commerce Bank National Association ("Bank")
                dated the Effective Date as same may be amended,
                      restated and supplemented in writing.

                   REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                           AND COMPLIANCE CERTIFICATE
       FOR CURRENT REPORTING PERIOD ENDING __________, 199__ ("END DATE")

===========================================================================================
A. Financial Reporting. Borrower will provide the following financial           Compliance
   information within the times indicated:                                      Certificate
===========================================================================================
    WHO                WHEN DUE                           WHAT                  Compliance
    ---                --------                           ----                   (Circle)
                                                                               Yes       No
-------------------------------------------------------------------------------------------
BORROWER     (i) Within 120 days of           Annual financial statements      Yes       No
             fiscal year end                  (balance sheet, income
                                              statement, cash flow
             (Borrower's Fiscal Year Ends     statement) Audited (with
             on December 31)                  unqualified opinion) by
                                              independent certified public
                                              accountants satisfactory to
                                              Bank, accompanied by
                                              Compliance Certificate
                                              (Exhibit C) executed by
                                              Borrower
             ------------------------------------------------------------------------------
             (ii)(a) prior to any             Unaudited interim financial      Yes       No
             successful IPO, within 30        statements accompanied by
             days of each month end,          Compliance Certificate
             including final period of        (Exhibit C) executed by
             fiscal year                      Borrower

             (b) Upon successful
             completion of an IPO, within
             45 days of each fiscal
             quarter end including final
             period of fiscal year
             ------------------------------------------------------------------------------
             (iii) Within 30 days of each     Borrowing Base Report            Yes       No
             month end                        (Exhibit A), along with
                                              accounts receivable aging
                                              and listing
===========================================================================================


                          EXHIBIT C  Page 1 of 3 Pages

===========================================================================================
B. FINANCIAL COVENANTS. Borrower           COMPLIANCE CERTIFICATE
will comply with the following
financial covenants, defined in
accordance with GAAP and the
definitions in Section 8, and
incorporating the calculation
adjustments indicated on the
Compliance Certificate:
------------------------------------------------------------------------------------------
            REQUIRED                          ACTUAL REPORTED
            --------                          ---------------                Compliance
Except as specified otherwise,         For Current Reporting Period/          (Circle)
each covenant will be maintained           as of the End of Date           Yes        No
at all times and reported for
each Reporting Period or as of
each fiscal quarter End Date
(March 31, June 30, September 30
and December 31), as appropriate:
------------------------------------------------------------------------------------------
1. Maintain a Tangible Net Worth     Stockholders' Equity        $____     Yes        No
as adjusted of at least              Minus: Goodwill             $____
$2,200,000.00 beginning October             Other Intangible
1, 1996 until December 31, 1996,              Assets             $____
and increasing thereafter each              Loans/Advances to
quarter by 60% of Borrower's net              Equity holders     $____
income generated after October 1,           Loans to Affiliates  $____
1996, with the increased minimum
Tangible Net Worth requirement       Plus: Subordinated Debt     $____
beginning with the December 31,      = Tangible Net Worth as
1996 calculation and continuing          adjusted                $____
thereafter on the last day of
each March, June, September and
December.
------------------------------------------------------------------------------------------
2. Beginning                           Most     + YTD   - YTD              Yes        No
October 1,                            Recent    this    last
1996 and                                FYE     Year    year     Total
continuing
until March      Net income            $____    $____   $____    $____
31, 1997,        Plus: Depreciation    $____    $____   $____    $____
have a ratio           Amortization    $____    $____   $____    $____
of Total               Interest
Funded                   Expense       $____    $____   $____    $____
Liabilities            Tax Expense     $____    $____   $____    $____
to EBITDA for          Specified
the 12 months            Non-Cash
ending at                Charges       $____    $____   $____    $____
each fiscal      Equals: EBITDA =      $____    $____   $____    $____
quarter End
Date of not      As of fiscal quarter End Date:
more than        Loans from Bank                       $______________
2.00:1.00,       Plus: Other Liabilities
and beginning      for borrowed money                  $______________
March 31,
1997 and         Equals: Total Funded Liabilities =    $
continuing                                              ==============
thereafter
until the        $_______________ / $_______________   = _____________
termination       Total Funded       EBITDA                 Ratio
of the            Liabilities
Agreement,
have a ratio
of Total
Funded
Liabilities
to EBITDA for
the 12 months
ending at
each month
End Date of
not more than
1.75:1.00
==========================================================================================


                          EXHIBIT C  Page 2 of 3 Pages

===========================================================================================
C. Other Required Covenants to be maintained and to be certified.

                              COMPLIANCE CERTIFICATE
===========================================================================================
            REQUIRED                          ACTUAL REPORTED
            --------                          ---------------                Compliance
                                                                              (Circle)
------------------------------------------------------------------------------------------
(i)  No change in ownership affecting     Indicate change exceeding        Yes        No
more than 49% of the stock                limit, if any
ownership of Borrower (as of the
Effective Date)
------------------------------------------------------------------------------------------
(ii) Borrower shall be permitted to
incur indebtedness, in the form
of capital leases and/or debt
secured by purchase money liens,
for capital leases and/or
purchases of equipment for use in
Borrower's regular business
operations not to exceed the
following amounts incurred in the
periods indicated:

     $725,000.00 -- remainder of
     FY 1996
     $1,700,000.00 -- FY 1997
     $2,500,000.00 -- FY 1998
------------------------------------------------------------------------------------------
(iii) Borrower shall be permitted to
incur indebtedness, other than
that expressly permitted in
Section 5.1 and this Exhibit, in
amounts not to exceed an
aggregate of $350,000.00 incurred
per fiscal year of Borrower (such
limitation shall be reduced by
proration for the partial fiscal
year remaining for the year in
which this Agreement is
executed).
===========================================================================================

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

     |_| No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

     |_| A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

          |_| was cured on _______________.

          |_| was waived by Bank in writing on _______________.

          |_| is continuing.

     Description of Event of Default: __________________________________________
     ___________________________________________________________________________

Executed this __________ day of __________, 19___.

BORROWER:      PSW TECHNOLOGIES, INC.

SIGNATURE: _____________________________________________________________________

NAME: __________________________________________________________________________

TITLE: __________________________________ (Chief Financial Officer or President)

ADDRESS: 9050 Capital of Texas Highway North, Austin, Travis County, Texas 78759


                          EXHIBIT C  Page 3 of 3 Pages

                                     ANNEX I

                                 Loan Documents


"Loan Documents" includes, but is not limited to, the following:

1.   Agreement

2.   Note

3.   Borrowing Base Report

4.   Compliance Certificate

5. Security Agreement, in Proper Form, covering Accounts; additional documentation of assignment to Bank of Receivables referred to in Line 12 of Borrowing Base, if Borrower elects to include them as provided in Borrowing Base

6.   Financing Statements

7. Guaranty by: any and all Subsidiaries (current and future) of Borrower (as such Subsidiaries may exist from time to time)

8.   Certificate of Account Status

9.   Certified copies of Organizational and Authority Documents

10.  Financial Statements of: Borrower; any Guarantor(s)

11.  UCC search


                      Loan Documents - ANNEX I  Page 1 of 1

                                    ANNEX II

                                  Subsidiaries

                  IF NONE AS OF EFFECTIVE DATE, CHECK |X| NONE


Subsidiary Name                    State Where
  and Address                      Incorporated                  % Owned
---------------                    ------------                  -------


                              ANNEX II  Page 1 of 1

                            BORROWING RESOLUTION FOR
       CORPORATIONS/PROFESSIONAL ASSOCIATIONS AND SECRETARY'S CERTIFICATE

     I, the undersigned, Secretary of PSW Technologies, Inc. (Name of Company)("this Company"), a Delaware (State of Incorporation) corporation/professional association, do hereby certify that at a meeting of the Board of Directors of this Company duly and regularly called on the _____ day of ________________, 19 ___, a quorum being present, or pursuant to a waiver of notice and unanimous consent to action of all directors dated the 1st day of October, 1996, the following resolutions were unanimously adopted and recorded in the minute books of this Company kept by me, and are in accord with and pursuant to the charter and by-laws of this Company and are now in full force and effect, to wit:

     RESOLVED, that (SPECIFY NUMBER OF SIGNATURES REQUIRED ON EACH INSTRUMENT) one of the following officers or employees of this Company, herein called "Authorized Persons," whether one or more:

       PLEASE TYPE OR PRINT PLAINLY BELOW THE NAMES OF AUTHORIZED PERSONS.

     NAME                          TITLE                    SIGNATURE


W. Frank King                 President and CEO             /s/W. Frank King
--------------------          --------------------          --------------------

Patrick Motola                CFO & Secretary               /s/Patrick Motola
--------------------          --------------------          --------------------

Keith Thatcher                Treasurer                     /s/Keith Thatcher
--------------------          --------------------          --------------------

are hereby authorized for and on behalf of and as the act and deed of this Company to borrow money or to obtain credit from

     TEXAS COMMERCE BANK NATIONAL ASSOCIATION               AUSTIN, TEXAS

("Bank") in such amounts, for such times, in such forms (including, but not limited to, notes, facilities, acceptances, letters of credit and overdrafts) and upon such terms as may be deemed by such Authorized Persons to be advisable; to renew and extend from time to time any such loan or credit arrangement; to execute and deliver to Bank, in such form as may be required by Bank, notes, loan agreements, drafts, letters of credit applications and other instruments and documents relating to any indebtedness owing by this Company to Bank or relating to any other arrangement whereby Bank extends credit to this Company, whether fixed or contingent; to mortgage, hypothecate, encumber, pledge, assign or transfer to Bank, or otherwise subject to any lien or security interest in favor of Bank, as security for any such indebtedness, any property of this Company, real or personal, tangible or intangible; to sell to Bank with or without recourse, any of this Company's notes, bills receivable, acceptances or other paper, whether or not negotiable; and to take all such other actions as such Authorized Persons may deem to be necessary or desirable, or as Bank may require, to consummate any transaction contemplated in these resolutions.

     FURTHER RESOLVED, that Bank be and it hereby is authorized to credit this Company on Bank's books with the proceeds as directed by such Authorized Persons, whether to the order of any of said persons in his individual capacity or not, and whether such proceeds are deposited to the individual credit of any such person or not.

     FURTHER RESOLVED, that the foregoing authority shall be and continue in full force and effect until revoked or modified by written notice actually delivered to the President or a Vice President of Bank; provided that such revocation shall not be effective with respect to any exercise of any said authority prior to the receipt by Bank of such notice.

     I FURTHER CERTIFY that each title indicated and each signature appearing above next to a designated Authorized Person is the title and signature of that designated Authorized Person.

     I FURTHER CERTIFY, that Company

|X| does not conduct business under an assumed business or professional name(s).

|_| does conduct business under an assumed business or professional name(s) and it has properly filed an Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code for the following name(s):

ASSUMED BUSINESS/PROFESSIONAL NAMES USED:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     I FURTHER CERTIFY that this Company is duly organized, validly existing and in good standing under the laws governing its creation and existence; that all requisite licenses, permits and franchises for the operation of Company's business are in full force and effect; and that all taxes, assessments and governmental charges due upon Company's income, profits, or property have been paid except for those that Company is contesting in good faith and for which it has established adequate reserves.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal* of this Company by order of the Board of Directors this 8th day of November, 1996.


               (SEAL)*                       /s/Patrick Motola
(If Company has no seal, type "none.")       ---------------------------------
                                                       Secretary



F-250-00350C (Rev. 1/91)                          2990264  012-0317131-710001


                                                                                             THIS FINANCING STATEMENT IS PRESENTED
                                                                                             TO A FILING OFFICER FOR FILING PURSUANT
                                                                                             TO THE UNIFORM COMMERCIAL CODE.

                                                                                          ------------------------------------------
                                                                                               11.  |_| CHECK TO REQUEST SAME DEBTOR
                                                                                               SEARCH CERTIFICATE (INSTRUCTION B.11)
------------------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR (IF PERSONAL) LAST NAME                         FIRST NAME          MI        1A.  PREFIX         1B.  SUFFIX

     PSW Technologies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1C.  MAILING ADDRESS                                                  1D.  CITY, STATE                        1E.  ZIP CODE

     9050 Capital of Texas Hwy North                                       Austin, Texas                           78759
------------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME              FIRST NAME          MI        2A.  PREFIX         2B.  SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C.  MAILING ADDRESS                                                  2D.  CITY, STATE                        2E.  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3.   ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME              FIRST NAME          MI        3A.  PREFIX         B.   SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3C.  MAILING ADDRESS                                                  3D.  CITY, STATE                        3E.  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4.   SECURED PARTY (IF PERSONAL) LAST NAME                  FIRST NAME          MI

     Texas Commerce Bank National Association
------------------------------------------------------------------------------------------------------------------------------------
4A.  MAILING ADDRESS                                                  4B.  CITY, STATE                        4C.  ZIP CODE

     P.O. Box 2558                                                         Houston, Texas                          77252-2558
------------------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY) LAST NAME      FIRST NAME          MI

------------------------------------------------------------------------------------------------------------------------------------
5A.  MAILING ADDRESS                                                  5B.  CITY, STATE                        5C.  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT covers the following types or items of property. (If collateral is crops, fixtures, timber or minerals, read instruction B.6-7.)

     ALL ACCOUNTS, INSTRUMENTS, NEGOTIABLE DOCUMENTS AND CHATTEL PAPER OF DEBTOR
     TOGETHER WITH ALL PROCEEDS THEREOF (INCLUDING THE RIGHTS AND INTERESTS OF
     DEBTOR IN GOODS, THE SALE AND DELIVERY OF WHICH GIVE RISE TO ANY ACCOUNT,
     INCLUDING ALL RETURNED OR REPOSSESSED GOODS, AND ALL PRODUCTS AND PROCEEDS,
     IN CASH OR OTHERWISE, OF ANY OF THE FOREGOING.


------------------------------------------------------------------------------------------------------------------------------------
7.   CHECK ONLY          7A.       PRODUCTS OF              7B.       THIS FINANCING STATEMENT IS        NUMBER OF ADDITIONAL
     IF                            COLLATERAL ARE                     TO BE FILED FOR RECORD IN          SHEETS
     APPLICABLE               |_|  ALSO COVERED                  |_|  THE REAL ESTATE RECORDS            PRESENTED __________
------------------------------------------------------------------------------------------------------------------------------------
8.   CHECK               8A.  THIS FINANCING STATEMENT IS SIGNED BY THE SECURED PARTY
     APPROPRIATE              INSTEAD OF THE DEBTOR TO PERFECT A SECURITY INTEREST IN
     BOX                      COLLATERAL IN ACCORDANCE WITH INSTRUCTION B.8 ITEM:          |_|(1)  |_|(2)  |_|(3)  |_|(4)  |_|(5)
------------------------------------------------------------------------------------------------------------------------------------
9.   SIGNATURE(S)                                                                              THIS SPACE FOR USE OF FILING OFFICER
     OF                                                                                        (DATE, TIME, NUMBER, FILING OFFICER)
     DEBTOR(S)           BY: /s/Patrick Motola
------------------------------------------------------------------------------------------
                         PSW Technologies, Inc.
------------------------------------------------------------------------------------------
     SIGNATURE(S)
     OF
     SECURED PARTY(IES)  /s/Ralph T. Beasley
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
10.  Return copy to:

NAME           Texas Commerce Bank National Association
ADDRESS        P.O. Box 2558
CITY           Houston, Texas 77252-2558
STATE          08 1111 Fannin 301 (CPU)
ZIP
------------------------------------------------------------------------------------------------------------------------------------

                      STANDARD FORM - FORM UCC-1(REV. 9/1/92) (C)1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS

               (1) FILING OFFICER COPY - NUMERICAL      TEXAS COMMERCE BANCSHARES, INC. F- 250-00220c (REV. 9/92)


                      FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment" or "First Amendment") executed March _____, 1997 to be effective as of November 8, 1996 ("Effective Date"), is between PSW TECHNOLOGIES, INC. ("Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank").

PRELIMINARY STATEMENT. Borrower and Bank entered into a Credit Agreement dated as of November 8, 1996 (as amended by this and prior amendments, "Credit Agreement" or "Agreement"). In this Amendment, all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the same meanings as in the Credit Agreement, and each Section, Exhibit and similar reference is to the Credit Agreement as amended. Borrower and Bank have agreed to amend the Credit Agreement to provide for certain adjustments and other agreements relating to covenants related to Borrower's status as a former division of another company, effective as of the original date of the Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower and Bank agree as follows:

1. Section 5.5 is amended to read as follows:

     "RESTRICTED PAYMENTS 5.5 Unless otherwise provided on Exhibit C, at any time: (a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest; (b) declare or pay any dividend; or (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such; provided, however that Borrower shall be permitted to declare and pay dividends and distributions notwithstanding clauses (b) and (c) of this section (but otherwise in compliance with this Agreement) in amounts not to exceed the lesser of (i) $1,000,000.00 per tax year of Borrower and (ii) the estimated income tax liability of the recipients of such dividends or distributions in respect of Borrower's net income, under Borrower's Subchapter S election."

2. Section 5.7 is amended to add at the end of such section, "; provided, however, that from the Effective Date of this Agreement until April 30, 1997, the restriction in the first clause of this section shall not apply to transactions associated with the Borrower ceasing to be a division of Pencom Systems, Incorporated and setting up operations as a separate corporation."

3. The parties agree to classify Borrower's write-off of Borrower's $655,000 note payable by W. Frank King prior to the execution of this Amendment as a Specified Non-Cash Charge.

4. Exhibit C is replaced with Exhibit C attached to this Amendment.

5. No security interest, lien, or other interest granted by Borrower, any guarantor or other person to Bank is released or limited in connection with the execution of this Amendment. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, each in accordance with its stated terms. Borrower represents and warrants that each guaranty executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, remains in force as of the Effective Date of this Amendment, in accordance with its stated terms.

6. Borrower represents and warrants to Bank that after giving effect to this
Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct of the date of execution of this Amendment as though made on and as of such date of execution; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date of execution of this Amendment. Borrower further acknowledges and agrees that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

7. This Amendment shall become effective as of its Effective Date upon execution and delivery by each of the parties named in the signature lines below, and "Agreement" and "Credit Agreement" as used in the Credit Agreement and this Amendment shall refer to the Credit Agreement as amended by this Amendment. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of its Effective Date.

BORROWER: PSW TECHNOLOGIES, INC.  BANK: TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By: /s/ William Frank King        By: /s/ Ralph T. Beasley
   ----------------------------      --------------------------------

Name: William Frank King          Name: Ralph T. Beasley

Title: President & CEO            Title: Vice President

Address: Austin TX


                                                 EXHIBIT C to Agreement between
                     PSW Technologies, Inc. ("Borrower") and Texas Commerce Bank National Association ("Bank")
                      dated the Effective Date as same may be amended, restated and supplemented in writing.
                             REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND COMPLIANCE CERTIFICATE
                               FOR CURRENT REPORTING PERIOD ENDING____________, 199_ ("END DATE")

===================================================================================================================================
A. FINANCIAL REPORTING. Borrower will provide the following financial information within the times indicated:          Compliance
============================================================================================================
         WHO                               WHEN DUE                                  WHAT                               (Circle)
-----------------------------------------------------------------------------------------------------------------------------------
       BORROWER                 (i) Within 120 days of fiscal year     Annual financial statements (balance             Yes     No
                                end (Borrower's Fiscal Year Ends on    sheet, income statement, cash flow
                                December 31)                           statement) Audited (with unqualified
                                                                       opinion) by independent certified public
                                                                       accountants satisfactory to Bank,
                                                                       accompanied by Compliance Certificate
                                                                       (Exhibit C) executed by Borrower
                                ---------------------------------------------------------------------------------------------------
                                (ii)(a)prior to any successful IPO,    Unaudited interim financial statements           Yes     No
                                within 30 days of each month end       accompanied by Compliance Certificate
                                including final period of fiscal       (Exhibit C) executed by Borrower
                                year (b) Upon successful completion
                                of an IPO, within 45 days of each
                                fiscal quarter end including final
                                period of fiscal year
                                ---------------------------------------------------------------------------------------------------
                                (iii) Within 30 days of each month     Borrowing Base Report (Exhibit A),               Yes     No
                                end                                    along with accounts receivable aging and
                                                                       listing
===================================================================================================================================
B. FINANCIAL COVENANTS. Borrower will comply with the following financial covenants, defined in accordance with GAAP and the definitions in Section 8, and INCORPORATING THE CALCULATION ADJUSTMENTS INDICATED ON THE
COMPLIANCE CERTIFICATE:
-----------------------------------------------------------------------------------------------------------------------------------
REQUIRED. Except as specified otherwise, each                               COMPLIANCE CERTIFICATE:                     Compliance
covenant will be maintained at all times and reported                           ACTUAL REPORTED                          (Circle)
for each Reporting Period or as of each fiscal quarter                   For Current Reporting Period/                  Yes     No
End Date (March 31, June 30, September 30, and December                      as of the End of Date
31), as appropriate:
===================================================================================================================================
1. Maintain a Tangible Net Worth as adjusted of at least                                                                 Yes     No
$3,194,000.00 beginning December 31, 1996 until March 31,      Stockholders' Equity             $_______
1997, INCREASED BY (a) as of the end of each quarter by         Minus: Goodwill                  $_______
60% of Borrower's net income generated after December 31,             Other Intangible Assets $_______
1996, with the increased minimum Tangible Net Worth                   Loans/Advances to
requirement beginning with the March 31, 1997 calculation              Equity holders           $_______
and continuing thereafter on the last day of each June,               Loans to Affiliates       $_______
September, December and March; and (b) 100% of all
equity increases resulting from issuance of stock and          Plus:  Subordinated Debt       $_______
corporate aquisitions; and DECREASED BY (x) any dividend         Tangible Net Worth Adjusted    $_______
or distribution made in compliance with Section 5.5; and
(y) $750,000, upon Borrower's completion of an initial
public offering resulting in a net increase in equity
of at least $15 million.

Please indicate required Tangible Net Worth for current
reporting period, from the above formula:
$
 ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2. Beginning                                             Most      + YTD     - YTD     Total                            Yes     No
October 1, 1996 and                                     Recent   this Year  last Year
continuing until                                         FYE
March 31, 1997,                                         -----     ------      -----    -----
have a ratio of Total       Net income                  $____     $____       $____    $____
Funded Liabilities to       Plus: Depreciation          $____     $____       $____    $____
EBITDA for the 12                 Amortization          $____     $____       $____    $____
months ending at                  Interest Expense      $____     $____       $____    $____
each fiscal quarter               Tax Expense           $____     $____       $____    $____
End Date of not more               Specified Non-
than 2.00: 1.00. and                 Cash Charges       $____     $____       $____    $____
beginning March 31,         Equals: EBITDA =            $____     $____       $____    $____
1997 and continuing
thereafter until the
termination of the           As of fiscal quarter End Date:
Agreement, have a            Loans from Bank                                  $______________
ratio of Total Funded        Plus: Other Liabilities
Liabilities to                 for borrowed money                             $______________
EBITDA for the 12
months ending at             Equals: Total Funded Liabilities =               $
each month End Date                                                            ==============
of not more than
1.75:1.00                  =$_______________ / $_______________   = _____________
                              Total Funded       EBITDA                 Ratio
                              Liabilities

===================================================================================================================================

===================================================================================================================================
C. OTHER REQUIRED COVENANTS TO BE MAINTAINED AND TO BE CERTIFIED.
                                                                    COMPLIANCE CERTIFICATE
===================================================================================================================================
                      REQUIRED                                              ACTUAL REPORTED                             Compliance
                                                                                                                         (Circle)
-----------------------------------------------------------------------------------------------------------------------------------
(i) No change in ownership affecting more than 49% of the        Please indicate change exceeding limit, if any         Yes     No
    stock ownership of Borrower (as of the Efeective Date)
-----------------------------------------------------------------------------------------------------------------------------------
(ii) Borrower shall be permitted to incur indebtedness,          Please Indicate amount(s):                             Yes     No
    in the form of capital leases and/or debt secured by
    purchase money liens, for capital leases and/or purchases
    of equipment for use in Borrower's regular business
    operations not to exceed the following amounts incurred
    in the periods indicated:
    $725,000.00--remainder of FY 1996
    $1,700,000.00--FY 1997
    $2,500,000.00--FY 1998
-----------------------------------------------------------------------------------------------------------------------------------
(iii) Borrower shall be permitted to guarantee the                                                                      Yes     No
    liability of Pencom Sysytems, Incorporated with
    respect to lease and sublease agreements for Borrower's
    former location at 9050 Capital of Texas Highway
    North Austin, Texas 78759.
-----------------------------------------------------------------------------------------------------------------------------------
(iv) Borrower shall be permitted to incur Indebtedness,          Please indicate amopunt covered by this item:          Yes     No
    other than that otherwise expressly permitted in Section
    5.1 and this Exhibit, in the amounts not to exceed an
    aggregate of $350,000.00 incurred per fiscal year of
    Borrower (such limitation shall be reduced by proration
    for the partial fiscal year remaining for the year in
    which this Agreement is executed).
-----------------------------------------------------------------------------------------------------------------------------------

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.


The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of this date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):


/  /   No default or Event of Default has occurred under the Agreement during the current Reporting Period, or has been discovered from a prior period, and not reported.

/  /   A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:


/  / was cured on _______________________.
/  / was waived by Bank in writing on __________________________.
/  / is continuing.


        Description of Event of Default:
                                        ----------------------------------------
        ------------------------------------------------------------------------

Executed this ___________ day of ___________________, 19 ____.

BORROWER:      PSW TECHNOLOGIES, INC.

SIGNATURE:______________________________________________________________________

NAME:___________________________________________________________________________

TITLE:____________________________________(Chief Financial Officer or President)

ADDRESS:   6300 Bridgeport Parkway, Austin, Travis County, Texas 78730

                         SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment" or "First Amendment") executed April 14, 1997, but to be effective as of November 8, 1996 ("Effective Date"), is between PSW TECHNOLOGIES, INC. ("Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank").

PRELIMINARY STATEMENT. Borrower and Bank entered into a Credit Agreement dated as of November 8, 1996 (as amended by this and prior amendments, "Credit Agreement" or "Agreement"). In this Amendment, all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the same meanings as in the Credit Agreement, and each Section, Exhibit and similar reference is to the Credit Agreement as amended. Borrower and Bank have agreed to amend the Credit Agreement to provide for certain adjustments and other agreements relating to covenants related to Borrower's Subchapter S status, effective as of the original date of the Agreement.

NOW THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrower and Bank agree as follows:

SECTION 1.  Section 5.5 is amended to read as follows:

    "RESTRICTED PAYMENTS 5.5 Unless otherwise provided on Exhibit C, at any time: (a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest;
    (b) declare or pay any dividend; or (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such; provided, however that Borrower shall be permitted to declare and pay dividends and distributions notwithstanding clauses (b) and (c) of this section (but otherwise in compliance with this Agreement) in amounts not to exceed the lesser of (i) $1,300,000.00 per tax year of Borrower and (ii) the estimated income tax liability of the recipients of such dividends or distributions in respect of Borrower's net income, under Borrower's Subchapter S election."

SECTION 2. No security interest, lien, or other interest granted by Borrower, any grantor or other person to Bank is released or limited in connection with the execution of this Amendment. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, each in accordance with its stated terms. Borrower represents and warrants that each guaranty executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, remains in force as of the Effective Date of this Amendment, in accordance with its stated terms.

SECTION 3. Borrower represents and warrants to Bank that after giving effect to this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date of execution of this Amendment as though made on and as of such date of execution; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date of execution of this Amendment. Borrower further acknowledges and agrees that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

SECTION 4. This Amendment shall become effective as of its Effective Date upon execution and delivery by each of the parties named in the signature lines below, and "Agreement" and "Credit Agreement" as used in the Credit Agreement and this Amendment shall refer to the Credit Agreement as amended by this Amendment. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

SECTION 5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of its Effective Date.

BORROWER:  PSW TECHNOLOGIES, INC. BANK:  TEXAS COMMERCE BANK NATIONAL
                                         ASSOCIATION

By:  /s/ W. Frank King                 By:  /s/ Ralph T. Beasley
    ---------------------                  ------------------------

Name:  W. Frank King                   Name:  Ralph T. Beasley
     -------------------                     ----------------------

Title:  President & CEO                Title:  Vice President
      ------------------                      ---------------------

Address: 6300 Bridgepoint Pkway
         -------------------------
         Building 3, Suite 200
         Austin, TX  78730



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